Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                             Month of: December 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximated $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



March 26, 2004                          /s/
-----------------------                 -------------------------
Date                                    Signature of Preparer
                                        John F. Feeney
                                        Agway Inc.
                                        Corporate Controller
                                        333 Butternut Drive
                                        Dewitt, NY  13214
                                        (315) 449-7446



                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                             DECEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------

    258,862               Cash and Equivalents                  81,114            (177,748)
     25,641         Trade and Notes Receivable, Net             89,061              63,420
      2,447          Advances and Other Receivables              9,188               6,741
      8,324                   Inventories                       24,748              16,424
      2,424                 Prepaid Expenses                     6,583               4,159
     12,081               Other Current Assets                  26,182              14,101
------------                                                 ----------     ---------------

    309,779               Total Current Assets                 236,876             (72,903)

      3,327            Other Security Investments                3,686                 359
      8,515         Property, Plant & Equipment, Net            93,951              85,436
      1,007         Long Term Lease Receivbles, Net              1,007                   -
    175,086                Net Pension Asset                   176,855               1,769
          -             Intangible Assets - Net                    353                 353
    102,998             Other Long - Term Assets                78,738             (24,260)
------------                                                 ----------     ---------------
    600,712                   Total Assets                     591,466              (9,246)
============                                                 ==========     ===============


         40      Current Installment of Subordinated Debt           40                   -
         38      Current Installment of Long-Term Debt             161                (123)
      3,263             Accounts Payable - Trade                16,423             (13,160)
      4,670             Accounts Payable - Other                59,633             (54,963)
     23,290       Accrued & Other Current Liabilities           31,492              (8,202)
------------                                                 ----------     ---------------
     31,301             Total Current Liabilites               107,749             (76,448)

          -                  Long-Term Debt                      1,379              (1,379)
     45,409           Other Long -Term Liabilities              17,833              27,576
------------                                                 ----------     ---------------
     45,409           Total Long -Term Liabilities              19,212              26,197

    515,255        Liabilities Subject to Compromise           517,664              (2,409)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (21,967)                Retained Margins                   (87,509)             65,542
     (3,694)                  Other Equity                         (58)             (3,636)
------------                                                 ----------     ---------------
      8,747                   Total Equity                     (53,159)             61,906

------------                                                 ----------     ---------------
    600,712           Total Liabilities and Equity             591,466               9,246
============                                                 ==========     ===============


                                 DEBTOR
                             BALANCE SHEET
                             DECEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     57,454               Cash and Equivalents                  52,610              (4,844)
     22,482         Trade and Notes Receivable, Net             28,821               6,339
      2,286          Advances and Other Receivables              1,889                (397)
      8,324                   Inventories                       10,564               2,240
      1,599                 Prepaid Expenses                     1,993                 394
     (2,895)              Deferred Income Tax                   (5,000)             (2,105)
     14,640               Other Current Assets                  18,066               3,426
------------                                                 ----------     ---------------

    103,890               Total Current Assets                 108,943               5,053

    134,099            Other Security Investments               94,175             (39,924)
      8,515         Property, Plant & Equipment, Net            14,851               6,336
    175,086                Net Pension Asset                   176,855               1,769
     67,577             Other Long - Term Assets                75,471               7,894
------------                                                 ----------     ---------------
    489,167                   Total Assets                     470,295             (18,872)
============                                                 ==========     ===============

         38      Current Installment of Long-Term Debt             136                 (98)
      2,805             Accounts Payable - Trade                 7,433              (4,628)
      4,083             Accounts Payable - Other                 5,208              (1,125)
    (40,738)      Accrued & Other Current Liabilities            2,696             (43,434)
------------                                                 ----------     ---------------
    (33,812)            Total Current Liabilites                15,473             (49,285)

          -                  Long-Term Debt                      1,354              (1,354)
          -          Deferred Federal Income Taxes             (11,159)             11,159
      4,329           Other Long -Term Liabilities               2,039               2,290
------------                                                 ----------     ---------------
      4,329           Total Long -Term Liabilities              (7,766)             12,095

    515,255        Liabilities Subject to Compromise           518,225              (2,970)
     (5,351)             Net Operating Advance                  (2,478)             (2,873)

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (21,968)                Retained Margins                   (87,509)             65,541
     (3,694)                  Other Equity                         (58)             (3,636)
------------                                                 ----------     ---------------
      8,746                   Total Equity                     (53,159)             61,905

------------                                                 ----------     ---------------
    489,167           Total Liabilities and Equity             470,295              18,872
============                                                 ==========     ===============

                             TOTAL RESIDUAL
                             BALANCE SHEET
                             DECEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     25,394               Cash and Equivalents                  25,377                 (17)
      4,994         Trade and Notes Receivable, Net              5,501                 507
         55          Advances and Other Receivables                  -                 (55)
      2,398               Other Current Assets                   2,398                   -
------------                                                 ----------     ---------------

     32,841               Total Current Assets                  33,276                 435

      1,467         Property, Plant & Equipment, Net             1,478                  11
      1,007         Long Term Lease Receivbles, Net              1,568                 561
      1,000             Other Long - Term Assets                 1,000                   -
------------                                                 ----------     ---------------
     36,315                   Total Assets                      37,322               1,007
============                                                 ==========     ===============

         40      Current Installment of Subordinated Debt           40                   -
        421             Accounts Payable - Trade                   446                 (25)
          3             Accounts Payable - Other                     3                   -
      7,710       Accrued & Other Current Liabilities            7,532                 178
------------                                                 ----------     ---------------
      8,174             Total Current Liabilites                 8,021                 153

         (3)          Other Long -Term Liabilities                  (2)                 (1)
------------                                                 ----------     ---------------
         (3)          Total Long -Term Liabilities                  (2)                 (1)

     15,033        Liabilities Subject to Compromise             7,888               7,145
     (2,359)             Net Operating Advance                  13,288             (15,647)

      8,804            Additional Paid-in-Capital                2,050               6,754
    (25,334)                Retained Margins                   (25,923)                589
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
     15,470                   Total Equity                       8,127               7,343

------------                                                 ----------     ---------------
     36,315           Total Liabilities and Equity              37,322              (1,007)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                  DECEMBER 2003

                                                                                                              ELIMS &
                                              AG         CPG       ENERGY    TELMARK     INSUR.       CORP     OTHER     CONSOL
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Cash and Equivalents                           2,072         63    181,978          -           -    60,047    14,702    258,862
Trade and Notes Receivable, Net               20,554         93          -          -           -         -     4,994     25,641
Advances and Other Receivables                   108      1,592        162          -           -     1,467      (882)     2,447
Inventories                                    8,227         97          -          -           -         -         -      8,324
Prepaid Expenses                                 858         11        825          -           -     2,023    (1,293)     2,424
Deferred Income Tax                                -          -      2,895          -           -    53,581   (56,476)        -
Other Current Assets                               -          -     (2,560)         -           -    12,242     2,399     12,081
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Current Assets                          31,819      1,856    183,300          -           -    129,360  (36,556)   309,779

Other Security Investments                     2,280        217          -          -           -    82,229   (81,399)     3,327
Property, Plant & Equipment, Net               6,319        726          -          -           -         3     1,467      8,515
Long Term Lease Receivbles, Net                    -          -          -          -           -         -     1,007      1,007
Net Pension Asset                                  -          -          -          -           -    175,086        -    175,086
Other Long -Term Assets                            -        658     35,421          -           -    215,765  (148,846)  102,998
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Assets                                  40,418      3,457    218,721          -           -    602,443  (264,327)  600,712
                                           ==========  =========  =========  =========  ==========   =======  ========   =======



Current Installment of Subordinated Debt           -          -          -          -           -         -        40         40
Current Installment of Long-Term Debt             38          -          -          -           -         -         -         38
Accounts Payable - Trade                       2,770         72          -          -           -         -       421      3,263
Accounts Payable - Other                         (39)       106        584          -           -     4,016         3      4,670
Accrued & Other Current Liabilities            2,835      2,222     69,522          -           -    (22,693) (28,596)    23,290
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Current Liabilites                       5,604      2,400     70,106          -           -    (18,677) (28,132)    31,301

Deferred Federal Income Taxes                      -          -          -          -           -    82,044   (82,044)        -
Other Long -Term Liabilities                       -          -     41,258          -           -     9,598    (5,447)    45,409
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Long -Term Liabilities                       -          -     41,258          -           -    91,642   (87,491)    45,409

Liabilities Subject to Compromise             61,221     23,751          -          -           -    495,611  (65,328)   515,255
Net Operating Advance                        (25,455)   (11,368)   (14,765)         -           -    (25,767)  77,355         -

Preferred Stock                                    -          -          -          -           -    31,997         -     31,997
Common Stock                                       1          -      3,502          -           -     2,411    (3,503)     2,411
Additional Paid-in-Capital                         -          -     34,091          -           -         -   (34,091)        -
Retained Margins                                (953)   (11,326)    84,529          -           -    28,920   (123,137)  (21,967)
Other Equity                                       -          -          -          -           -    (3,694)        -     (3,694)
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Equity                                    (952)   (11,326)   122,122          -           -    59,634   (160,731)    8,747

                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Liabilities and Equity                  40,418      3,457    218,721          -           -    602,443  (264,327)  600,712
                                           ==========  =========  =========  =========  ==========   =======  ========   =======

                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                  DECEMBER 2003

                                                                                                              ELIMS &
                                            AGWINC      AGENCY     BRUBAKER  CB ADAMS   CB DEBERRY     FCI      OTHER    CONSOL
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Cash and Equivalents                          60,452          -          -          -           -         -    (2,998)    57,454
Trade and Notes Receivable, Net               22,514          -          -          -           -         -       (32)    22,482
Advances and Other Receivables                 2,286          -          -          -           -         -         -      2,286
Inventories                                    8,324          -          -          -           -         -         -      8,324
Prepaid Expenses                               1,598          1          -          -           -         -         -      1,599
Deferred Income Tax                           (2,895)         -          -          -           -         -         -     (2,895)
Other Current Assets                          14,640          -          -          -           -         -         -     14,640
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Current Assets                         106,919          1          -          -           -         -    (3,030)   103,890

Other Security Investments                   124,396          -          -          -           -         -     9,703    134,099
Property, Plant & Equipment, Net               8,515          -          -          -           -         -         -      8,515
Net Pension Asset                            175,086          -          -          -           -         -         -    175,086
Other Long -Term Assets                       67,578          -          -          -           -         -        (1)    67,577
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Assets                                 482,494          1          -          -           -         -     6,672    489,167
                                           ==========  =========  =========  =========  ==========   =======  ========   =======



Current Installment of Long-Term Debt             38          -          -          -           -         -         -         38
Accounts Payable - Trade                       2,824          -          -          -           -         -       (19)     2,805
Accounts Payable - Other                       4,083          -          -          -           -         -         -      4,083
Accrued & Other Current Liabilities          (41,238)         1          -          -           -         -       499    (40,738)
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Current Liabilites                     (34,293)         1          -          -           -         -       480    (33,812)

Other Long -Term Liabilities                   4,329          -          -          -           -         -         -      4,329
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Long -Term Liabilities                   4,329          -          -          -           -         -         -      4,329

Liabilities Subject to Compromise            515,380      3,157      3,018      2,199       6,691         -   (15,190)   515,255
Net Operating Advance                        (11,791)       (71)    (1,622)        55          88     2,942     5,048     (5,351)

Preferred Stock                               31,997          -          -          -           -         -         -     31,997
Common Stock                                   2,411         10          -          -           -         -       (10)     2,411
Additional Paid-in-Capital                         -      2,181      2,050          -           -         -    (4,231)        -
Retained Margins                             (21,845)    (5,277)    (3,446)    (2,254)     (6,779)   (2,942)   20,575    (21,968)
Other Equity                                  (3,694)         -          -          -           -         -         -     (3,694)
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Equity                                   8,869     (3,086)    (1,396)    (2,254)     (6,779)   (2,942)   16,334      8,746
                                                                                                                    -
                                           ----------  ---------  ---------  ---------  ----------   -------  --------   -------
Total Liabilities and Equity                 482,494          1          -          -           -         -     6,672    489,167
                                           ==========  =========  =========  =========  ==========   =======  ========   =======


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  DECEMBER 2003


                                     AGRONOMY    BRUBAKER    FCI       ENERGY     TELMARK      CPG     RETAIL      CORP     TOTAL
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Cash and Equivalents                       (1)         -         23          -      25,372         -         -         -    25,394
Trade and Notes Receivable, Net           623          -          -          -       3,159         -     1,212         -     4,994
Advances and Other Receivables             55          -          -          -           -         -         -         -        55
Other Current Assets                       (0)         -          -          -           -         -     2,398         -     2,398
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Assets                      677          -         23          -      28,531         -     3,610         -    32,841

Other Security Investments                  -          0          -          -           -         -         -         -         0
Property, Plant & Equipment, Net          726          -         (1)         -          (0)        -       742         -     1,467
Long Term Lease Receivbles, Net             -          -          -          -       1,007         -         -         -     1,007
Other Long -Term Assets                 1,001          -          -          -           -         -         -         -     1,001
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Assets                            2,403          0         22          -      29,538         -     4,352         -    36,315
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======


Current Installment of
  Subordinated Debt                         -          -          -          -          40         -         -         -        40
Accounts Payable - Trade                   (7)         -        (20)         -         459         -       (11)        -       421
Accounts Payable - Other                    -          -          -          -           3         -         -         -         3
Accrued & Other Current
  Liabilities                           6,458          -        146          -         853         -       253         -     7,710
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Liabilites                6,452          -        127          -       1,355         -       242         -     8,174

Other Long -Term Liabilities              167          -          -          -        (177)        -         7         -        (3)
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Long -Term Liabilities              167          -          -          -        (177)        -         7         -        (3)

Liabilities Subject
  to Compromise                             -      3,018      7,245          -           0         -     4,770         -    15,033
Net Operating Advance                   2,232     (1,622)   (13,981)         -      19,712       413      (882)   26,811    32,683

Common Stock                                -          -          0          -           -         -         -         -         0
Additional Paid-in-Capital                  -      2,050      6,754          -           -         -         -         -     8,804
Retained Margins                       (6,448)    (3,446)      (122)         -     (23,351)     (413)      215   (26,811)  (60,376)
Other Equity                                -          -          -          -      32,000         -         -         -    32,000
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Equity                           (6,448)    (1,396)     6,632          -       8,649      (413)      215   (26,811)  (19,572)

                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Liabilities and Equity            2,403          0         22          -      29,538         -     4,352         -    36,315
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                  DECEMBER 2003


                                     AGRONOMY    BRUBAKER    FCI       ENERGY     TELMARK      CPG     RETAIL      CORP    TOTAL
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Assets                        -          -          -          -           -         -         -         -        -

                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Assets                                -          -          -          -           -         -         -         -        -
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======


                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Liabilites                    -          -          -          -           -         -         -         -        -

                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Long -Term Liabilities                -          -          -          -           -         -         -         -        -

Net Operating Advance                   9,998      3,685          -          -     (32,118)      703         -    26,811    9,079
                                                                                                                                -
Retained Margins                       (9,998)    (3,685)         -          -      32,118      (703)        -   (26,811)  (9,079)
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Equity                           (9,998)    (3,685)         -          -      32,118      (703)        -   (26,811)  (9,079)

                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Liabilities and Equity                -          -          -          -           -         -         -         -        -
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======

                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  DECEMBER 2003


                                     AGRONOMY    BRUBAKER    FCI       ENERGY     TELMARK      CPG     RETAIL      CORP    TOTAL
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Cash and Equivalents                       (1)         -         23          -      25,372         -         -         -    25,394
Trade and Notes Receivable, Net           623          -          -          -       3,159         -     1,212         -     4,994
Advances and Other Receivables             55          -          -          -           -         -         -         -        55
Other Current Assets                       (0)         -          -          -           -         -     2,398         -     2,398
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Assets                      677          -         23          -      28,531         -     3,610         -    32,841

Other Security Investments                  -          0          -          -           -         -         -         -         0
Property, Plant & Equipment, Net          726          -         (1)         -          (0)        -       742         -     1,467
Long Term Lease Receivbles, Net             -          -          -          -       1,007         -         -         -     1,007
Other Long -Term Assets                 1,001          -          -          -           -         -         -         -     1,001
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Assets                            2,403          0         22          -      29,538         -     4,352         -    36,315
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======


Current Installment of
   Subordinated Debt                        -          -          -          -          40         -         -         -        40
Accounts Payable - Trade                   (7)         -        (20)         -         459         -       (11)        -       421
Accounts Payable - Other                    -          -          -          -           3         -         -         -         3
Accrued & Other Current
  Liabilities                           6,458          -        146          -         853         -       253         -     7,710
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Current Liabilites                6,452          -        127          -       1,355         -       242         -     8,174

Other Long -Term Liabilities              167          -          -          -        (177)        -         7         -        (3)
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Long -Term Liabilities              167          -          -          -        (177)        -         7         -        (3)

Liabilities Subject to Compromise           -      3,018      7,245          -           0         -     4,770         -    15,033
Net Operating Advance                  (7,766)    (5,307)   (13,981)         -      51,830      (290)     (882)        -    23,604

Common Stock                                -          -          0          -           -         -         -         -         0
Additional Paid-in-Capital                  -      2,050      6,754          -           -         -         -         -     8,804
Retained Margins                        3,550        239       (122)         -     (55,469)      290       215         -   (51,297)
Other Equity                                -          -          -          -      32,000         -         -         -    32,000
                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Equity                            3,550      2,289      6,632          -     (23,469)      290       215         -   (10,493)

                                    ----------  ---------  ---------  ---------  ----------   -------  --------   -------  -------
Total Liabilities and Equity            2,403          0         22          -      29,538         -     4,352         -    36,315
                                    ==========  =========  =========  =========  ==========   =======  ========   =======  =======


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                             DECEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    81,724                     Net Sales                              420,365

    58,660                   Cost of Sales                            305,680
-----------                                                   ----------------
    23,064                   Product Margin                           114,685

       351                  Service Revenue                             3,383
-----------                                                   ----------------
    23,415           Total Product Margin & Revenue                   118,068

                          Operating Expenses:
     2,873                   Manufacturing                             19,946
    15,414                    Distribution                             81,635
     1,520                      Selling                                 9,671
     4,233                   Administrative                            23,229
-----------                                                   ----------------
    24,040              Total Operating Expenses                      134,481

    68,412              Other Income / (Expense)                       74,536

    67,787                        EBIT                                 58,123

       310                  Interest Expense                            1,502
      (356)                 Interest Revenue                           (2,244)
-----------                                                   ----------------
       (46)              Interest Expense - Net                          (742)

    67,833             Pre-Tax Earnings / (Loss)                       58,865

     1,570              Reorganization Expenses                         7,307

       743           State Tax Expense / (Benefit)                        871
       (20)         Federal Tax Expense / (Benefit)                       (20)
-----------                                                   ----------------
       723                    Total Taxes                                 851

    65,540       Net Margin From Continuing Operations                 50,707


-----------                                                   ----------------
    65,540            Final Net Earnings / (Loss)                      50,707
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                             DECEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------

     9,147                      SALARIES                               51,810
        18                    COMMISSIONS                                 101
       694                     INCENTIVES                               6,575
     1,427                   PAYROLL COSTS                             10,137
       295                  EMPLOYEE EXPENSE                            1,023
       668               PROFESSIONAL SERVICES                          3,490
        43              DATA PROCESSING EXPENSE                           280
        45                 CONTRACT SERVICES                              333
        40               TRASH REMOVAL EXPENSE                            137
     1,245                 CONTRACT TRUCKING                            5,445
       229                    RENT EXPENSE                              1,413
       472                    DEPRECIATION                              5,558
        77                     IMPAIRMENT                                (626)
        56                    AMORTIZATION                                373
        23            AMORTIZATION OF INTANGIBLES                         190
       250            AMORT OF DEFERRED DEBT COSTS                      1,497
        46                       TAXES                                  1,129
        84               REPAIRS & MAINTENANCE                            475
       475           AUTOMOTIVE & EQUIP RENTAL EXP                      3,548
         6             LEASED RAILCAR RENTAL EXP                           41
       467                 GAS/DIESEL/OIL EXP                           2,705
        41             LICENSE & REGISTRATION EXP                         381
        24               TIRES & TUBES EXPENSE                             69
         4                    TOLL EXPENSE                                 46
     1,768            REPAIRS & MAINT EQUIP & AUTO                      6,815
       518                 UTILITIES EXPENSE                            2,288
         4                 PAYLOADER EXPENSE                               18
       502               PLANT SUPPLIES EXPENSE                         3,188
       413               OFFICE SUPPLIES & EXP                          2,425
       435                 TELEPHONE EXPENSE                            2,346
       657           ADVERTISING & SALES PROMOTION                      3,940
         -                    SHOW EXPENSE                                 12
       (21)              RESEARCH & DEVELOPMENT                           296
       208                   TRAVEL EXPENSE                             1,273
        30                DUES & SUBSCRIPTIONS                            163
         2               CONTRIBUTIONS EXPENSE                             31
        48             CONFERENCES & MEETINGS EXP                         393
         -               COMMITTEE MEETINGS EXP                             -
         -           CERTIFIED MANAGER TRAINING EXP                       184
         -             TRUCK LOADING CHARGES EXP                            1
        25                 EDUCATION EXPENSE                              354
         -              FIELD RESEARCH SUPPLIES                             -
         5          COMMODITY REGISTRATIONS & TESTS                        26
        30                  TESTING EXPENSE                               141
         2                 CASH OVER & SHORT                               10
         1                 PENALTIES & FINES                                4
         1                   QUALITY CLAIMS                                12
        29            DEMURRAGE CLAIMS & ICING EXP                         77
       244               LOSS ON DOUBTFUL ACCTS                         1,424
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         -                  MANAGEMENT FEES                                12
       124                OVERHEAD ALLOCATION                             745
         -                  AFI NET EXPENSE                                 -
     1,067                 INSURANCE EXPENSE                            6,131
       409               ENVIRONMENTAL EXPENSE                            996
        50                   DIRECT CHARGES                               155
     1,909                   OTHER EXPENSE                              6,613
      (703)               RECOVERY OF EXPENSE                          (2,366)
       230                 TRUCKING RECOVERY                                -
       177              OUTSIDE CONTRACT EXPENSE                          644
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    24,040              TOTAL OPERATING EXPENSES                      134,481
===========                                                   ================


                                 DEBTOR
                                INCOME STATEMENT
                             DECEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    18,697                     Net Sales                              370,221

    14,952                   Cost of Sales                            291,960
-----------                                                   ----------------
     3,745                   Product Margin                            78,261

       351                  Service Revenue                            11,251
-----------                                                   ----------------
     4,096           Total Product Margin & Revenue                    89,512

                          Operating Expenses:
     2,873                   Manufacturing                             78,039
     1,265                    Distribution                              2,270
       787                      Selling                                14,501
     2,655                   Administrative                            58,946
-----------                                                   ----------------
     7,580              Total Operating Expenses                      153,756

     1,426              Other Income / (Expense)                        6,454

    (2,058)                       EBIT                                (57,790)

       279                  Interest Expense                            2,945
      (530)                 Interest Revenue                          (10,238)
-----------                                                   ----------------
      (251)              Interest Expense - Net                        (7,293)

    (1,807)            Pre-Tax Earnings / (Loss)                      (50,497)

     1,570               Reorganization Charges                        37,659

    (4,664)          State Tax Expense / (Benefit)                     (3,003)
   (20,336)         Federal Tax Expense / (Benefit)                   (24,715)
-----------                                                   ----------------
   (25,000)                   Total Taxes                             (27,718)

    21,623       Net Margin From Continuing Operations                (60,438)

    43,918         Equity in Earnings of Subsidiaries                  74,397

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
    65,541            Final Net Earnings / (Loss)                     (24,820)
===========                                                   ================


                                              AGWAY INC. CONSOLIDATED
                                           CONSOLIDATING INCOME STATEMENT
                                            YEAR TO DATE - DECEMBER 2003
                                               (THOUSANDS OF DOLLARS)

                                                                                                ELIMS &      AGWAY
                                                 AG          CPG        ENERGY      CU/SS        OTHER       CONSOL
                                              ----------   ---------   ---------   ---------   ----------   ---------
Net Sales                                       101,513      39,077     279,923           -         (148)    420,365

Cost of Sales                                    80,113      31,635     194,140           -         (208)    305,680
                                              ----------   ---------   ---------   ---------   ----------   ---------
Product Margin                                   21,400       7,442      85,783           -           60     114,685

Service Revenue                                   3,337          (7)          -           -           53       3,383
                                              ----------   ---------   ---------   ---------   ----------   ---------
Total Product Margin & Revenue                   24,737       7,435      85,783           -          113     118,068

Operating Expenses:
Manufacturing                                    14,820       4,378           -           -          748      19,946
Distribution                                          -           -      77,828           -        3,807      81,635
Selling                                           3,795       2,043       3,527           -          306       9,671
Administrative                                    5,289       2,089       5,903       6,835        3,113      23,229
                                              ----------   ---------   ---------   ---------   ----------   ---------

Total Operating Expenses                         23,904       8,510      87,258       6,835        7,974     134,481

Other Income / (Expense)                          3,811         611      67,343      (5,589)       8,360      74,536

EBIT                                              4,644        (464)     65,868     (12,424)         499      58,123

Interest Expense                                  1,230         103       2,456          22       (2,309)      1,502
Interest Revenue                                   (598)          -        (443)          -       (1,203)     (2,244)

                                              ----------   ---------   ---------   ---------   ----------   ---------
Interest Expense - Net                              632         103       2,013          22       (3,512)       (742)

Pre-Tax Earnings / (Loss)                         4,012        (567)     63,855     (12,446)       4,011      58,865

Reorganization Expenses                               -           -           -       7,307            -       7,307

State Tax Expense / (Benefit)                         -           -       4,868           -       (3,997)        871
Federal Tax Expense / (Benefit)                       -           -      18,497           -      (18,517)        (20)

                                              ----------   ---------   ---------   ---------   ----------   ---------
Total Taxes                                           -           -      23,365           -      (22,514)        851

Net Margin From Continuing Operations             4,012        (567)     40,490     (19,753)      26,525      50,707


                                              ----------   ---------   ---------   ---------   ----------   ---------
Final Net Earnings / (Loss)                       4,012        (567)     40,490     (19,753)      26,525      50,707
                                              ==========   =========   =========   =========   ==========   =========


                                                            AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                                                                 CONSOLIDATING INCOME STATEMENT
                                                                  LIFE TO DATE - DECEMBER 2003
                                                                     (THOUSANDS OF DOLLARS)


                                  AGRONOMY    BRUBAKER      FCI       TELMARK       INSUR.       CPG      RETAIL     CORP    CONSOL
                                 ----------   ---------   ---------   --------    --------  --------   -------   --------   --------
Net Sales                            9,597           -           -      35,468          -         -         -          -     45,065

Cost of Sales                        7,711           -           6      12,550          -       (16)       16          -     20,267
                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Product Margin                       1,886           -          (6)     22,918          -        16       (16)         -     24,798

Service Revenue                        357           -           -         811          -         -         -          -      1,168
                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Total Product Margin & Revenue       2,243           -          (6)     23,729          -        16       (16)         -     25,966

Operating Expenses:
Manufacturing                        4,030           -           -          (1)         -      (125)        -          -      3,904
Distribution                             -           -           -           -          -         -      (232)         -       (232)
Selling                                343        (239)          -       5,197          -       (12)      127          -      5,416
Administrative                       1,977           -         116       5,861          -       (40)      425          -      8,339
                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Total Operating Expenses             6,350        (239)        116      11,057          -      (177)      320          -     17,427

Other Income / (Expense)             2,540           -           -        (344)         -         3       402          -      2,601

EBIT                                (1,567)        239        (122)     12,328          -       196        66          -     11,140

Interest Expense                     1,831           -           -           -          -       (94)     (167)         -      1,570
Interest Revenue                    (1,336)          -           -        (369)         -         -        18          -     (1,687)
                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Interest Expense - Net                 495           -           -        (369)         -       (94)     (149)         -       (117)

Pre-Tax Earnings / (Loss)           (2,062)        239        (122)     12,697          -       290       215          -     11,257


State Tax Expense / (Benefit)            -           -           -        (445)         -         -         -          -       (445)
Federal Tax Expense / (Benefit)          -           -           -      (4,792)         -         -         -          -     (4,792)
                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Total Taxes                              -           -           -      (5,237)         -         -         -          -     (5,237)

Net Margin From
  Discontinued Operations           (2,062)        239        (122)     17,934          -       290       215          -     16,494

Other Income / (Loss)
  on Disc. Ops. (Net of Taxes)           -           -           -        (1)         -           -         -      4,777      4,776
Gain / (Loss) on Disposal
   (Net of Taxes)                   (1,497)          -           -     (26,181)       639       121         -    (19,397)   (46,315)

                                 ----------   ---------   ---------   ---------   --------  --------   -------   --------   --------
Final Net Earnings / (Loss)         (3,559)        239        (122)     (8,248)       639       411       215    (14,620)   (25,045)
                                 ==========   =========   =========   =========   ========  ========   =======   ========   ========


                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - DECEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                                            DISC OPS
                                     AGRONOMY    BRUBAKER     FCI       TELMARK     INSUR.     CPG     RETAIL     CORP       CONSOL
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Net Sales                              9,595           -           -      35,209         -        -         -          -     44,804

Cost of Sales                          7,784           -           -      11,946         -        -         -          -     19,730
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Product Margin                         1,811           -           -      23,263         -        -         -          -     25,074

Service Revenue                          357           -           -         806         -        -         -          -      1,163
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Total Product Margin & Revenue         2,168           -           -      24,069         -        -         -          -     26,237

Operating Expenses:
Manufacturing                          4,408           -           -           -         -        -         -          -      4,408
Selling                                  543           -           -       5,087         -        -         -          -      5,630
Administrative                         1,612           -           -       5,605         -        -         -          -      7,217
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Total Operating Expenses               6,563           -           -      10,692         -        -         -          -     17,255

Other Income / (Expense)                  36           -           -        (299)        -        -         -          -       (263)

EBIT                                  (4,359)          -           -      13,078         -        -         -          -      8,719

Interest Expense                       1,854           -           -           -         -        -         -          -      1,854
Interest Revenue                        (600)          -           -           -         -        -         -          -       (600)
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Interest Expense - Net                 1,254           -           -           -         -        -         -          -      1,254

Pre-Tax Earnings / (Loss)             (5,613)          -           -      13,078         -        -         -          -      7,465


State Tax Expense / (Benefit)              -           -           -       1,031         -        -         -          -      1,031
Federal Tax Expense / (Benefit)            -           -           -       3,675         -        -         -          -      3,675
                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Total Taxes                                -           -           -       4,706         -        -         -          -      4,706

Net Margin From
   Discontinued Operations            (5,613)          -           -       8,372         -        -         -          -      2,759

Other Income / (Loss) on
   Disc. Ops. (Net of Taxes)               -           -           -          (1)        -        -         -      4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                      (1,497)          -           -     (26,181)      639      121         -    (19,397)   (46,315)

                                   ----------   ---------   ---------   ---------  --------  -------   -------   --------   --------
Final Net Earnings / (Loss)           (7,110)          -           -     (17,810)      639      121         -    (14,620)   (38,780)
                                   ==========   =========   =========   =========  ========  =======   =======   ========   ========


                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - DECEMBER 2003
                             (THOUSANDS OF DOLLARS)


                                            AGRONOMY    BRUBAKER   FCI     TELMARK     INSUR.      CPG    RETAIL   CORP      TOTAL
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  ---------
Net Sales                                         2           -       -         259         -        -         -      -      261

Cost of Sales                                   (73)          -       6         604         -      (16)       16      -      537
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Product Margin                                   75           -      (6)       (345)        -       16       (16)     -     (276)

Service Revenue                                   -           -       -           5         -        -         -      -        5
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Total Product Margin & Revenue                   75           -      (6)       (340)        -       16       (16)     -     (271)

Operating Expenses:
Manufacturing                                  (378)          -       -          (1)        -     (125)        -      -     (504)
Distribution                                      -           -       -           -         -        -      (232)     -     (232)
Selling                                        (200)       (239)      -         110         -      (12)      127      -     (214)
Administrative                                  365           -     116         256         -      (40)      425      -    1,122
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Total Operating Expenses                       (213)       (239)    116         365         -     (177)      320      -      172

Other Income / (Expense)                      2,504           -       -         (45)        -        3       402      -    2,864

EBIT                                          2,792         239    (122)       (750)        -      196        66      -    2,421

Interest Expense                                (23)          -       -           -         -      (94)     (167)     -     (284)
Interest Revenue                               (736)          -       -        (369)        -        -        18      -   (1,087)
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Interest Expense - Net                         (759)          -       -        (369)        -      (94)     (149)     -   (1,371)

Pre-Tax Earnings / (Loss)                     3,551         239    (122)       (381)        -      290       215      -    3,792


State Tax Expense / (Benefit)                     -           -       -      (1,476)        -        -         -      -   (1,476)
Federal Tax Expense / (Benefit)                   -           -       -      (8,467)        -        -         -      -   (8,467)
                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Total Taxes                                       -           -       -      (9,943)        -        -         -      -   (9,943)

Net Margin From Discontinued Operations       3,551         239    (122)      9,562         -      290       215      -   13,735


                                          ----------   ---------  ------   ---------  --------   ------   -------  -----  -------
Final Net Earnings / (Loss)                   3,551         239    (122)      9,562         -      290       215      -   13,735
                                          ==========   =========  ======   =========  ========   ======   =======  =====  =======


                                                                 DEBTOR
                          LIFE TO DATE - DECEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                                         ELIMS &
                                      AGWAY INC    AGENCY      BRUBAKER    CB ADAMS   CB DEBERRY     FCI       OTHER     CONSOL
                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Net Sales                              283,541           -           -      39,237            -      51,606    (4,163)   370,221

Cost of Sales                          221,796           -           -      34,007           (2)     40,317    (4,158)   291,960

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Product Margin                          61,745           -           -       5,230            2      11,289        (5)    78,261

Service Revenue                         11,049         175           -           2            -          25         -     11,251
                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Total Product Margin & Revenue          72,794         175           -       5,232            2      11,314        (5)    89,512

Operating Expenses:
Manufacturing                           67,146           -           -       4,309            -       6,584         -     78,039
Distribution                             2,270           -           -           -            -           -         -      2,270
Selling                                 11,801           9           -       1,084            2       1,845      (240)    14,501
Administrative                          55,813         128           -         539          (40)      2,389       117     58,946
                                     ----------   ---------   ---------   ---------   ----------   ---------             --------
Total Operating Expenses               137,030         137           -       5,932          (38)     10,818      (123)   153,756

Other Income / (Expense)                 4,240           -           -         272           24       1,918         -      6,454

EBIT                                   (59,996)         38           -        (428)          64       2,414       118    (57,790)

Interest Expense                         2,661           -           -         274          113         575      (678)     2,945
Interest Revenue                       (10,875)          -           -           -            -         (41)      678    (10,238)

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Interest Expense - Net                  (8,214)          -           -         274          113         534         -     (7,293)

Pre-Tax Earnings / (Loss)              (51,782)         38           -        (702)         (49)      1,880       118    (50,497)

Reorganization Expenses                 36,143           -           -       1,516            -           -         -     37,659

State Tax Expense / (Benefit)           (3,003)          -           -           -            -           -         -     (3,003)
Federal Tax Expense / (Benefit)        (24,715)          -           -           -            -           -         -    (24,715)

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Total Taxes                            (27,718)          -           -           -            -           -         -    (27,718)

Net Margin From
   Continuing Operations               (60,207)         38           -      (2,218)         (49)      1,880       118    (60,438)

Equity in Earnings of Subsidiaries      74,048                                                                    349     74,397

Non-Parent Discontinued Operations     (17,810)                                                                     -    (17,810)

Income / (Loss) on Disc. Ops.
   (Net of Taxes)                         (835)          -           -           -            -           -         -       (835)
Gain / (Loss) on Disposal
   (Net of Taxes)                      (20,134)          -           -           -            -           -         -    (20,134)

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Final Net Earnings / (Loss)            (24,938)         38           -      (2,218)         (49)      1,880       467    (24,820)
                                     ==========   =========   =========   =========   ==========   =========   =======   ========



                                     DEBTOR
                          MONTH TO DATE - DECEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                               ELIMS &
                                      AGWAY INC    AGENCY      BRUBAKER    CB ADAMS   CB DEBERRY     FCI       OTHER      CONSOL
                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Net Sales                               17,295           -           -       1,626            -           -      (224)    18,697

Cost of Sales                           13,825           -           -       1,345            -           -      (218)    14,952

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Product Margin                           3,470           -           -         281            -           -        (6)     3,745

Service Revenue                            352           1           -          (1)           -           -        (1)       351
                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Total Product Margin & Revenue           3,822           1           -         280            -           -        (7)     4,096

Operating Expenses:
Manufacturing                            2,713           -           -         159            -           -         1      2,873
Distribution                             1,265           -           -           -            -           -         -      1,265
Selling                                    924           -           -        (136)           -           -        (1)       787
Administrative                           2,518           -           -          26           (5)          -       116      2,655
                                     ----------   ---------   ---------   ---------   ----------   ---------   -------  ---------
Total Operating Expenses                 7,420           -           -          49           (5)          -       116      7,580

Other Income / (Expense)                 1,392           -           -          34            -           -         -      1,426

EBIT                                    (2,206)          1           -         265            5           -      (123)    (2,058)

Interest Expense                           268           -           -           8            -           -         3        279
Interest Revenue                          (526)          -           -           -            -           -        (4)      (530)

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------  --------
Interest Expense - Net                    (258)          -           -           8            -           -        (1)      (251)

Pre-Tax Earnings / (Loss)               (1,948)          1           -         257            5           -      (122)    (1,807)

Reorganization Expenses                  1,570           -           -           -            -           -         -      1,570

State Tax Expense / (Benefit)           (4,664)          -           -           -            -           -         -     (4,664)
Federal Tax Expense / (Benefit)        (20,336)          -           -           -            -           -         -    (20,336)

                                     ----------   ---------   ---------   ---------   ----------   ---------   -------  --------
Total Taxes                            (25,000)          -           -           -            -           -         -    (25,000)

Net Margin From
  Continuing Operations                 21,482           1           -         257            5           -      (122)    21,623

Equity in Earnings of Subsidiaries      44,181                                                                   (263)    43,918



                                     ----------   ---------   ---------   ---------   ----------   ---------   -------   --------
Final Net Earnings / (Loss)             65,663           1           -         257            5           -      (385)    65,541
                                     ==========   =========   =========   =========   ==========   =========   =======   ========


                                   AGWAY INC.
                    MONTHLY CASH RECEIPTS AND DISBURSEMENTS

   ------------
   Consolidated
   ------------
                                            --------  --------  -------  ---------  ---------  ---------
   ($ 000's)                                 5-Dec    12-Dec    19-Dec    26-Dec     2-Jan      Month
   Week Ending                                                                                   to Date
                                            --------  --------  -------  ---------  ---------  ---------
   RECEIPTS
   --------
    Customer Receipts                        16,563    23,022   19,054     18,687      6,946     84,271
    Assets Sales                                  -         -        -    192,840          -    192,840
    Non-Operating                                 -         -        -          -          -          -
    Other                                     2,022       509    3,381        162        103      6,177
                                            --------  --------  -------  ---------  ---------  ---------
    Subtotal                                 18,585    23,531   22,434    211,689      7,049    283,288
                                            --------  --------  -------  ---------  ---------  ---------

   DISBURSEMENTS
   -------------
    Product Payments                        (15,541)  (18,546)  (20,180)  (15,727)    (2,727)   (72,721)
    Payroll/Benefits                         (2,191)   (3,061)  (1,709)    (4,340)      (810)   (12,112)
    Professional Fees                          (129)     (971)     (30)      (841)         -     (1,971)
    Capital Expenditures                          -         -        -          -          -          -
    Interest (External)                          (0)        -        -          -          -         (0)
    Financing Fees                             (132)        -        -          -          -       (132)
    Other                                    (1,550)   (1,387)    (991)    (5,046)      (518)    (9,491)
                                            --------  --------  -------  ---------  ---------  ---------
    Subtotal                                (19,543)  (23,965)  (22,911)  (25,954)    (4,055)   (96,427)
                                            --------  --------  -------  ---------  ---------  ---------

                                            --------  --------  -------  ---------  ---------  ---------
   NET CASH                                    (958)     (434)    (476)   185,736      2,994    186,861
   --------
                                            --------  --------  -------  ---------  ---------  ---------


                                            --------  --------  -------  ---------  ---------
   Opening Revolver or (Excess Funds)       (69,623)  (68,642)  (69,270)  (67,191)  (255,474)
                                            --------  --------  -------  ---------  ---------
    Net Cash Flow                              (958)     (434)    (476)   185,736      2,994
    Float                                       (23)    1,062   (1,603)     2,548     (4,571)
                                            --------  --------  -------  ---------  ---------
   Ending Revolver or (Excess Funds)        (68,642)  (69,270)  (67,191) (255,474)  (253,897)
                                            --------  --------  -------  ---------  ---------
    Add: L/Cs                                35,338    35,338    35,338    35,338     34,088
                                            --------  --------  -------  ---------  ---------
   Total Facility Need                       35,338    35,338    35,338    35,338     34,088
                                            --------  --------  -------  ---------  ---------

   Credit Line Amount (CL)                   65,000    65,000    65,000    65,000     65,000

    Trade A/R                                50,131    50,131    50,131    50,131     13,001
    Deferred A/R                                  -        -         -         -          -
    Non-Fuel Inventory                        7,208     7,208     7,208     7,208      4,337
    Fuel Inventory                               30        30        30        30         -
                                            --------  --------  -------  ---------  ---------
   Collateral Base before OA & CC            57,369    57,369    57,369    57,369     17,338
    Other Assets (OA)                             0         0         0         0          0
    95% L/C Cash Collateral (CC)             36,257    36,257    36,257    36,257     34,974
                                            -------- --------   -------  ---------  ---------
   Total Collateral Base (CB)                93,626    93,626    93,626    93,626     52,312

   Total Availability (lesser of CL & CB)    65,000   65,000     65,000    65,000     52,312
    Less Other Reserves                      (2,000)  (2,000)    (2,000)   (2,000)    (2,000)
    Less Facility Need                      (35,338) (35,338)   (35,338)  (35,338)   (34,088)
                                            -------- --------   -------  ---------  ---------
   Excess Availability                       27,662   27,662     27,662    27,662     16,224
                                            -------- --------   -------  ---------  ---------


                                   AGWAY INC.
                    MONTHLY CASH RECEIPTS AND DISBURSEMENTS

 ------------------
 ENERGY ONLY
 ------------------
                               ----------  ----------  ---------  ---------  ---------  ---------
 ($ 000's)                       5-Dec      12-Dec      19-Dec     26-Dec     2-Jan      Month
 Week Ending                                                                            to Date
                               ----------  ----------  ---------  ---------  ---------  ---------
 RECEIPTS
----------
   Customer Receipts              12,228      17,637     14,199     13,442      3,803     61,310
   Assets Sales                                                    181,909               181,909
   Non-Operating                                                                               0
   Other                           1,869         291      3,300                            5,460
                               ----------  ----------  ---------  ---------  ---------  ---------
                   Subtotal       14,097      17,928     17,499    195,352      3,803    248,679
                               ----------  ----------  ---------  ---------  ---------  ---------

 DISBURSEMENTS
------------------
   Product Payments              (11,625)    (13,168)   (16,572)   (12,798)      (346)   (54,509)
   Payroll/Benefits                                                                            0
   Professional Fees                 (21)        (33)       (30)       (35)                 (119)
   Capital Expenditures                                                                        0
   Interest (External)                                                                         0
   Financing Fees                                                                              0
   Other                            (459)       (412)      (450)    (3,170)               (4,491)
                               ----------  ----------  ---------  ---------  ---------  ---------
                   Subtotal      (12,105)    (13,613)   (17,052)   (16,003)      (346)   (59,119)
                               ----------  ----------  ---------  ---------  ---------  ---------

                               ----------  ----------  ---------  ---------  ---------  ---------
 NET CASH                          1,992       4,315        448    179,348      3,457    189,560
 --------
                               ----------  ----------  ---------  ---------  ---------  ---------


 MEMO: PAYROLL/BENEFITS           (1,289)     (2,383)    (1,382)    (3,669)      (609)    (9,332)
 ----------------------

 ------------------
 DEBTORS ONLY
 ------------------
                               ----------  ----------  ---------  ---------  ---------  ---------
 ($ 000's)                       5-Dec      12-Dec      19-Dec     26-Dec     2-Jan     Month to
 Week Ending                                                                            Date
                               ----------  ----------  ---------  ---------  ---------  ---------
 RECEIPTS
 ---------
   Customer Receipts               4,335       5,385      4,855      5,244      3,143     22,961
   Assets Sales                        0           0          0     10,931          0     10,931
   Non-Operating                       0           0          0          0          0          0
   Other                             153         218         81        162        103        717
                               ----------  ----------  ---------  ---------  ---------  ---------
                   Subtotal        4,488       5,603      4,935     16,338      3,246     34,609
                               ----------  ----------  ---------  ---------  ---------  ---------

 DISBURSEMENTS
 -------------
   Product Payments               (3,916)     (5,378)    (3,608)    (2,929)    (2,381)   (18,213)

   Payroll/Benefits               (2,191)     (3,061)    (1,709)    (4,340)      (810)   (12,112)
   Professional Fees                (108)       (938)         0       (806)         0     (1,852)
   Capital Expenditures                0           0          0          0          0          0
   Interest (External)                (0)          0          0          0          0         (0)
   Financing Fees                   (132)          0          0          0          0       (132)
   Other                          (1,091)       (975)      (541)    (1,876)      (518)    (5,000)

                               ----------  ----------  ---------  ---------  ---------  ---------
                   Subtotal       (7,438)    (10,352)    (5,859)    (9,951)    (3,709)   (37,309)
                               ----------  ----------  ---------  ---------  ---------  ---------

                               ----------  ----------  ---------  ---------  ---------  ---------
 NET CASH                         (2,950)     (4,749)      (924)     6,387       (463)    (2,699)
 --------
                               ----------  ----------  ---------  ---------  ---------  ---------

DEBTORS
-------
Agway Inc.                             33,774
Agway General Agency                        0
Brubaker ACS LLC                            0
Country Best Adams LLC                  3,484
Country Best DeBerry LLC                    0
Feed Commodities Int'l LLC                 51
                                  ------------
   Total Debtors Disbursements         37,309


LEGAL_NAME                         BANKNAME                      BANKCONTACT        BANKADDRESS
----------                         --------                      -----------        -----------
Agway Inc. dba Andgrow Fertilizer  Mellon Bank                   Ellen Hecker       Three Mellon Bank Ctr., Rm 153-3530
Agway Inc. dba Milford Fertilizer  Mellon Bank                   Ellen Hecker       Three Mellon Bank Ctr., Rm 153-3530
Agway Inc.                         JPMorgan Chase                Pauline Fortunato  4 New York Plaza, 15th Floor
Agway Inc.                         JPMorgan Chase                Pauline Fortunato  4 New York Plaza, 15th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Pauline Fortunato  4 New York Plaza, 15th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Kevin Clark        500 Plum Street
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street
Agway Inc.                         JPMorgan Chase Bank           Donna Jacuk        500 Plum Street, 7th Floor
Agway Inc.                         JPMorgan Chase Texas          Jeremy Harman      601 Travis Street, 18th Floor
Agway Inc.                         JPMorgan Chase Texas          Jeremy Harman      601 Travis Street, 18th Floor
Agway Inc.                         JPMorgan Chase Texas          Jeremy Harman      601 Travis Street, 18th Floor
Agway Inc.                         JPMorgan Chase Texas          Jeremy Harman      601 Travis Street, 18th Floor
Agway Inc.                         JPMorgan Chase Texas          Jeremy Harman      601 Travis Street, 18th Floor
Agway Inc.                         M&T Bank                      Peter Marilley     101 S. Salina Street
Agway Inc.                         National City Bank            Diane Coon         725 E. Big Beaver
Agway Inc.                         National City Bank            Diane Coon         725 E. Big Beaver
Agway Inc., dba Country Best       Fleet Bank                    Brian Bisaccio     Shop City
Agway Inc.                         M&T Bank                      Peter Marilley     P.O. Box 4983
Country Best Adams LLC             Mellon Bank                   Ellen Hecker       Three Mellon Bank Ctr., Rm 153-3530
Agway Inc., dba Country Best       Mellon Bank                   Ellen Hecker       Three Mellon Bank Ctr., Rm 153-3530
Country Best Adams LLC             Sun Trust Bank                Linda Love         Mail Code 207, P.O. Box 4418
Agway Inc. dba Country Best        Sun Trust Bank                Betty Friar        202 W. Reynolds Street
Feed Commodities Int'l LLC         Chittenden Bank               David Nourse       One Court Street
Feed Commodities Int'l LLC         Chittenden Bank               David Nourse       One Court Street
Feed Commodities Int'l LLC         Greenfield Cooperative Bank   Erica Noel         63 Federal Street
Feed Commodities Int'l LLC         Merrill Merchants Bank        Diane Roy          27 Main Street
Agway Inc.                         Allfirst Bank                 Terry Kreider      210 E. Main St.
Agway Inc.                         Bank of Hanover
                                     and Trust Co.               Lisa Bowersox      1275 York Rd.
Agway Inc.                         Charter One                   Carol Karl         186 Robinson St.
Agway Inc.                         Citizens Bank                                    153 W. Orange St.
Agway Inc.                         Citizens Bank                                    153 W Orange Street
Agway Inc.                         Evergreen Bank                Marion Wagar       146 Main Street
Agway Inc.                         First American
                                    National Bank of  PA         Vicki Carbaugh     140 Main Street
Agway Inc.                         Fleet Bank                    Kathy Taladay      Main Street
Agway Inc.                         FNB of PA                     Mary Alice Deist   509 E. Main Street, P.O. Box 112
Agway Inc.                         HSBC Bank USA                 Rachel Galusha     Court St.Plaza,Kings Plaza,Main St.
Agway Inc.                         HSBC Bank USA                 Rachel Galusha     1 East Main St.
Agway Inc.                         Key Bank                      Anne Chandler      125 East Main St.
Agway Inc.                         Mellon Bank                   Ellen Hecker       Three Mellon Bank Ctr., Rm 153-3530
Agway Inc.                         West Milton State Bank        Rodney Smith       2005 Market Street



BANKCITY        BKST   BKZIP      ACCTNUMBER        DIV      ACCT_TYPE      DECEMBER '03
--------        ----   ---------- ----------        -----    ---------      -----------------
Pittsburgh      PA     15259      8019713           AGRON    Lockbox        CLOSED 9/03
Pittsburgh      PA     15259      8242133           AGRON    Lockbox        CLOSED 9/03
New York        NY     10004      102067931         CORP     Escrow
New York        NY     10004      102029901         CORP     Escrow               $287,017.35
Syracuse        NY     13204      0101199453        CORP     Depository             $2,018.06
Syracuse        NY     13204      0241063700        CORP     Concentration        $263,248.11
New York        NY     10004      102036061         CORP     Escrow             $1,000,553.83
Syracuse        NY     13204      103065736         CORP     Depository             $5,515.89
Syracuse        NY     13204      550124888         CORP     Disbursement             $156.53
Syracuse        NY     13204      550142622         CORP     Depository                 $0.00
Syracuse        NY     13204      550147063         CORP     Savings           $12,274,922.99
Syracuse        NY     13204      601251317         CORP     Disbursement               $0.00
Syracuse        NY     13204      601829435         CORP     Disbursement               $0.00
Syracuse        NY     13204      601861024         CORP     Disbursement               $0.00
Syracuse        NY     13204      601861040         CORP     Disbursement               $0.00
Syracuse        NY     13204      601866049         CORP     Checking                   $0.00
Syracuse        NY     13204      777652714         CORP     Depository     CLOSED 9/16/03
Houston         TX     77002      36036481          CORP     Savings           $59,778,780.50
Houston         TX     77002      36040947          CORP     Savings           $25,761,775.37
Houston         TX     77002      36044329          CORP     Savings           $38,691,336.84
Houston         TX     77002      343937            CORP     Savings                    $0.00
Houston         TX     77002      344054            CORP     Savings                    $0.00
Syracuse        NY     13221-4983 1002185237        CORP     Depository     CLOSED 11/21/03
Troy            MI     48084      884276044         CORP     Checking               $4,553.25
Troy            MI     48084      884276132         CORP     Checking               $1,095.82
Syracuse        NY     13206      9388810181        CPG      Depository             $5,000.00
Syracuse        NY     13221-4983 15004194393838    CPG      Depository            $32,974.06
Pittsburgh      PA     15259-0001 8234668           CPG      Lockbox                $5,000.00
Pittsburgh      PA     15259-0001 8234676           CPG      Lockbox                $5,000.00
Atlanta         GA     30302      8801818595        CPG      Depository             $5,000.00
Plant City      FL     33566      99020317631       CPG      Depository             $5,000.00
Middlebury      VT     05753      034549540         FCI      Disbursement          $40,732.94
Middlebury      VT     05753      034563535         FCI      Depository     CLOSED 12/03
Greenfield      MA     01331      0150900312        FCI      Depository     CLOSED 12/03
Pittsfield      ME     04967      9801312378        FCI      Depository     CLOSED 12/03
New Holland     PA     17557      89274377          FEED     Depository              -$155.61
Gettysburg      PA     17325      0131571           FEED     Depository               $425.21
Binghamton      NY     13904      4400582137        FEED     Depository            $37,965.54
Shippensburg    PA     17257      6100094138        FEED     Depository            $34,771.45
Shippensburg    PA     17257      6100094138        FEED     Depository             "
Greenwich       NY     12834      6240114825        FEED     Depository            $41,821.01
Everett         PA     15537      0111190601        FEED     Depository               $298.82
Waterville      NY     13480      9428406862        FEED     Depository            $17,518.15
Somerset        PA     15501      80100684          FEED     Depository            $34,909.84
Batavia         NY     14020      204885752         FEED     Depository           $140,986.00
Falconer        NY     14733      204885752         FEED     Depository             "
Canton          NY     13617      329681014620      FEED     Depository            $10,899.43
Pittsburgh      PA     15259-0001 8019606           FEED     Lockbox              $457,732.90
Lewisburg       PA     17837      3000166424        FEED     Depository             $9,944.00



              AGWAY, INC. REORGANIZATION ACTIVITY
                      AS OF DECEMBER 2003


Chapter 11 Professionals
------------------------                                                            YEAR-TO-DATE                  YEAR-TO-DATE
                                                                                      NOVEMBER       DECEMBER      DECEMBER
                                                                                       BALANCE       ACTIVITY      BALANCE
                                                                                    -------------  ------------   ------------
Kroll Zolfo-Cooper (303100)
---------------------------                                       Expensed            959,705.34    146,975.11    1,106,680.45
    Financial Advisors to Agway                                   Unpaid/Accrued      615,914.94   (186,418.68)    429,496.26
                                                                  Prepaid             157,791.53   (157,791.53)             -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           735,593.93    175,602.26     911,196.19


WEIL, GOTSHAL & MANGES (303101)                                   Expensed          1,610,879.21    417,744.00    2,028,623.21
-------------------------------
    Lead Bankruptcy Counsel for Agway                             Unpaid/Accrued    1,083,482.69   (239,254.37)    844,228.32
                                                                  Prepaid             281,912.56   (227,419.84)     54,492.72
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid         1,000,875.88    429,578.53    1,430,454.41


MENTER, RUDIN & TRIVELPIECE (303102)                              Expensed            267,997.93     72,498.05     340,495.98
------------------------------------
    Local Bankruptcy Counsel for Agway                            Unpaid/Accrued      174,538.41    (25,955.09)    148,583.32
                                                                  Prepaid              90,414.13    (50,964.30)     39,449.83
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           195,078.18     47,488.84     242,567.02


DONLIN, RECANO & COMPANY (303104)                                 Expensed            267,981.02     40,605.90     308,586.92
---------------------------------
    Claims Administrator                                          Unpaid/Accrued       83,000.00     40,605.90     123,605.90
                                                                  Prepaid              35,000.00                    35,000.00
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           335,493.07             -     335,493.07


RICHARDS, LAYTON & FINGER (303110)                                Expensed              7,051.00     (2,500.00)      4,551.00
----------------------------------
    Legal Advisor                                                 Unpaid/Accrued       16,474.27    (16,474.27)             -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid             6,651.70     13,974.27      20,625.97


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)                   Expensed            332,318.21     65,492.16     397,810.37
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee                Unpaid/Accrued      275,172.26    (59,628.68)    215,543.58
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           311,681.78    125,120.84     436,802.62


ERNST & YOUNG (303116)                                            Expensed            763,118.80    151,742.00     914,860.80
----------------------
    Unsecured Creditors' Committee Financial Advisor              Unpaid/Accrued      459,092.80   (115,430.70)    343,662.10
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           722,218.60    267,172.70     989,391.30


GREEN, SEIFTER (303118)                                           Expensed             12,776.25        770.90      13,547.15
-----------------------
     Unsecured Creditors' Committee Local Counsel                 Unpaid/Accrued       10,083.59     (4,470.31)      5,613.28
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            11,369.66      5,241.21      16,610.87


US TRUSTEE (303124)                                               Expensed             91,000.00             -      91,000.00
-------------------
                                                                  Unpaid/Accrued       21,500.00             -      21,500.00
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            91,000.00             -      91,000.00


GOLDSMITH-AGIO-HELMS (303111)                                     Expensed            486,902.37    102,388.79     589,291.16
-----------------------------
                                                                  Unpaid/Accrued      304,349.39    102,388.79     406,738.18
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           466,490.28             -     466,490.28


(1) GROOM LAW GROUP (303125)                                      Expensed             74,795.81     (6,713.26)     68,082.55
----------------------------
    Benefit Plans Legal Advisor                                   Unpaid/Accrued       38,550.57    (18,550.57)     20,000.00
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           107,165.63     11,837.31     119,002.94


(1) BOND, SCHOENECK & KING (303109)                               Expensed            184,559.53     61,053.85     245,613.38
-----------------------------------
    General Counsel of Agway                                      Unpaid/Accrued      295,961.14    (76,889.90)    219,071.24
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           123,700.86    137,943.75     261,644.61


(1) BUCK CONSULTING (303108)                                      Expensed             45,791.81     37,855.10      83,646.91
----------------------------
                                                                  Unpaid/Accrued      106,230.81     44,692.30     150,923.11
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           195,164.80     (6,837.20)    188,327.60


(1) PRICEWATERHOUSE COOPERS (303105)                              Expensed            277,282.25    164,756.33     442,038.58
------------------------------------
    External Auditors                                             Unpaid/Accrued      603,829.59   (305,392.41)    298,437.18
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           225,952.66    470,148.74     696,101.40


(1) SUTHERLAND, ASBILL & BRENNAN (303112)                         Expensed             32,713.77     15,866.31      48,580.08
-----------------------------------------
    SEC Legal Counsel                                             Unpaid/Accrued       55,833.99     11,079.69      66,913.68
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            50,542.76      4,786.62      55,329.38


SUB-TOTAL REORGANIZATION ONLY                                     Expensed          5,414,873.30   1,268,535.24   6,683,408.54
-----------------------------
                                                                  Unpaid/Accrued    4,144,014.45   (849,698.30)   3,294,316.15
                                                                  Prepaid             565,118.22   (436,175.67)    128,942.55
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid         4,578,979.79   1,682,057.87   6,261,037.66

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.



                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF DECEMBER 2003



NON-REORGANIZATION CHAPTER 11
Professional Fees
-----------------                                                                    YEAR-TO-DATE                 YEAR-TO-DATE
                                                                                       NOVEMBER       DECEMBER     DECEMBER
                                                                                       BALANCE        ACTIVITY      BALANCE
                                                                                    -------------  ------------   ------------
(2) Groom Law Group (303125)
    ---------------------------                                   Expensed                     -                            -
    Benefit Plans Legal Advisor                                   Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


(2) BOND, SCHOENECK & KING (303109)                               Expensed            131,242.09     29,564.46     160,806.55
-----------------------------------
    General Counsel of Agway                                      Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           131,242.09     29,564.46     160,806.55


(2) BUCK CONSULTING (303108)                                      Expensed                     -      6,837.20       6,837.20
----------------------------
                                                                  Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -      6,837.20       6,837.20


(2) PRICEWATERHOUSE COOPERS (303105)                              Expensed                     -                            -
------------------------------------
    External Auditors                                             Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)                         Expensed             13,756.26     21,801.08      35,557.34
-----------------------------------------
    SEC Legal Counsel                                             Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            13,756.26     21,801.08      35,557.34


(2) Professional Services                                         Expensed                     -                            -
    State Street (303123)                                         Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


TOTAL NON-REORG CHAP 11 PROFESSIONALS                             Expensed            144,998.35     58,202.74     203,201.09
-------------------------------------
                                                                  Unpaid/Accrued               -             -              -
                                                                  Prepaid                      -             -              -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           144,998.35     58,202.74     203,201.09
                                                                                    =============  ============   ============

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS                   Expensed          5,559,871.65   1,326,737.98   6,886,609.63
-----------------------------------------------
                                                                  Unpaid/Accrued    4,144,014.45   (849,698.30)   3,294,316.15
                                                                  Prepaid             565,118.22   (436,175.67)    128,942.55
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid         4,723,978.14   1,740,260.61   6,464,238.75
                                                                                    =============  ============   ============

                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF DECEMBER 2003



UNSECURED CREDITORS' COMMITTEE
  Member Expense Reimbursement
------------------------------                                                       YEAR-TO-DATE                 YEAR-TO-DATE
                                                                                       NOVEMBER      DECEMBER       DECEMBER
                                                                                       BALANCE       ACTIVITY       BALANCE
                                                                                    -------------  ------------   ------------
Ronald D. Spiering (303119)
---------------------------                                       Expensed                607.30                       607.30
                                                                  Unpaid/Accrued          607.30       (607.30)             -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -        607.30         607.30


ROBERT L. KELLER (303120)                                         Expensed                     -                            -
-------------------------
                                                                  Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


WILLIAM T. SCHAUER (303121)                                       Expensed                624.42                       624.42
---------------------------
                                                                  Unpaid/Accrued          624.42       (624.42)             -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -        624.42         624.42


RICHARD C. EMPERT (303122)                                        Expensed                710.74                       710.74
--------------------------
                                                                  Unpaid/Accrued          625.98       (625.98)             -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                84.76        625.98         710.74


TOTAL UNSECURED CREDITORS' COMMITTEE                              Expensed              1,942.46             -       1,942.46
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                                     Unpaid/Accrued        1,857.70     (1,857.70)             -
-----------------------------
                                                                  Prepaid                      -             -              -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                84.76      1,857.70       1,942.46
                                                                                    =============  ============   ============

                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF DECEMBER 2003



Other Expenses
--------------                                                                       YEAR-TO-DATE                 YEAR-TO-DATE
                                                                                       NOVEMBER      DECEMBER      DECEMBER
                                                                                       BALANCE       ACTIVITY       BALANCE
                                                                                    -------------  ------------   ------------
Professional Services
----------------------                                            Expensed            881,500.00    176,300.00    1,057,800.00
    Incentives, Severance & Payroll Costs                         Unpaid/Accrued      881,500.00    176,300.00    1,057,800.00
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


PROFESSIONAL SERVICES                                             Expensed                     -                            -
---------------------
    Robinson, Lerer & Montgomery (303103)                         Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


PROFESSIONAL SERVICES                                             Expensed              6,311.18             -       6,311.18
---------------------
    Taylor & Ives, Inc.                                           Unpaid/Accrued               -                            -
    HSBC(Sac Valley Pension)                                      Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid             6,311.18             -       6,311.18


Professional Services
----------------------                                            Expensed             85,632.85    (34,783.70)     50,849.15
    Feed (000510)                                                 Unpaid/Accrued               -                            -
    CPG (000060)                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            85,632.85    (34,783.70)     50,849.15


Professional Services
-----------------------                                           Expensed                404.72       (404.72)             -
    Feed Environmental (303126)                                   Unpaid/Accrued      191,220.00   (109,820.00)     81,400.00
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid               404.72    109,415.28     109,820.00


Professional Services
-----------------------                                           Expensed            211,104.46    133,064.31     344,168.77
    State Street (303123)                                         Unpaid/Accrued       40,000.00     93,064.31     133,064.31
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           211,104.46     40,000.00     251,104.46


Professional Services
-----------------------                                           Expensed                     -                            -
    AgriCapital (303107)                                          Unpaid/Accrued               -             -              -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


Printing
-----------------------                                           Expensed             11,255.75                    11,255.75
    Quartier (303113)                                             Unpaid/Accrued               -                            -
    Merrill Communications                                        Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid            11,255.75             -      11,255.75


POSTAGE                                                           Expensed                     -                            -
-------
    Donlin Recano (303104)                                        Unpaid/Accrued               -                            -
    Quartier (303113)                                             Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


WEB UPDATING                                                      Expensed                     -                            -
------------
    RWAY Communications (303114)                                  Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


TELECONFERENCING                                                  Expensed              1,394.76                     1,394.76
----------------
    MCI WorldCom (303117)                                         Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid             1,394.76             -       1,394.76


TRAVEL                                                            Expensed              2,123.00      6,655.50       8,778.50
------
    CPG (000060)                                                  Unpaid/Accrued               -                            -
    Corporate (000000)                                            Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid             2,123.00      6,655.50       8,778.50


CONFERENCE & MEETINGS - MEALS                                     Expensed              2,450.37        214.00       2,664.37
-----------------------------
    Fine Host                                                     Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid             2,450.37        214.00       2,664.37


CONFERENCE & MEETINGS                                             Expensed                     -                            -
---------------------
    OnCenter                                                      Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -             -              -


(GAIN)/LOSS ON INVESTMENTS                                        Expensed                     -    197,199.60     197,199.60
--------------------------
    Write-Off of Ag Processing Equity Allocation                  Unpaid/Accrued               -                            -
                                                                  Prepaid                      -                            -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid                    -    197,199.60     197,199.60


TOTAL OTHER EXPENSES                                              Expensed          1,202,177.09    478,244.99    1,680,422.08
--------------------
                                                                  Unpaid/Accrued    1,112,720.00    159,544.31    1,272,264.31
                                                                  Prepaid                      -             -              -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           320,677.09    318,700.68     639,377.77
                                                                                    =============  ============   ============

GRAND TOTAL OF ALL EXPENSES                                       Expensed          6,763,991.20   1,804,982.97   8,568,974.17
---------------------------
                                                                  Unpaid/Accrued    5,258,592.15   (692,011.69)   4,566,580.46
                                                                  Prepaid             565,118.22   (436,175.67)    128,942.55
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid         5,044,739.99   2,060,818.99   7,105,558.98
                                                                                    =============  ============   ============


Total Restructuring\Reorganization                                Expensed          6,618,992.85   1,746,780.23   8,365,773.08
                                                                  Unpaid/Accrued    5,258,592.15   (692,011.69)   4,566,580.46
                                                                  Prepaid             565,118.22   (436,175.67)    128,942.55
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid         4,899,741.64   2,002,616.25   6,902,357.89
                                                                                    =============  ============   ============


Total Non-Restructuring\Reorganization                            Expensed            144,998.35     58,202.74     203,201.09
                                                                  Unpaid/Accrued               -             -              -
                                                                  Prepaid                      -             -              -
                                                                                    -------------  ------------   ------------
                                                                  Cash Paid           144,998.35     58,202.74     203,201.09
                                                                                    =============  ============   ============